SECURITY AGREEMENT

     THIS SECURITY AGREEMENT ("Agreement") is executed as of the 15th day of March, 2000, by SCHICK TECHNOLOGIES, INC., a Delaware corporation (the "Obligor"), in favor of DVI FINANCIAL SERVICES INC. (the "Lender"). Obligor, intending to be legally bound, hereby agrees as follows:

     1. DEFINITIONS. For purposes of this Agreement,

          1.1 "account", "account debtor", "chattel paper", "documents", "equipment", "general intangibles", "goods", "instrument", "inventory", "investment property" and "proceeds" shall have the meanings given such terms in the Code.

          1.2 "Chief Executive Office" shall mean the place from which the main part of the business operations of Obligor are managed. Obligor's current Chief Executive Office is 31-00 47th Avenue, Long Island City, NY 11101.

          1.3 "Code" shall mean the Uniform Commercial Code as adopted by the Commonwealth of Pennsylvania, as the same may be amended from time to time.

          1.4 "Collateral" shall mean all existing and after-acquired accounts, chattel papers, documents, general intangibles, equipment, goods, instruments, inventory and investment property of Obligor and all income, proceeds and products thereof, including without limitation:

               (a)  All of  Obligor's  present  and  future  accounts,  contract rights, chattel paper, instruments and documents and all other rights to the payment of money whether or not yet earned, for services rendered or goods sold, consigned, leased or furnished by Obligor or otherwise, together with (i) all goods (including any returned, rejected, repossessed or consigned goods), the sale, consignment, lease or other furnishings of which shall be given or may give rise to any of the foregoing, (ii) all of Obligor's rights as a consignor, consignee, unpaid vendor or other lien or in connection therewith, including stoppage in transit, set-off, detinue, replevin and reclamation, (iii) all general intangibles related thereto, (iv) all guaranties, mortgages, security interests, assignments, and other encumbrances on real or personal property, leases and other agreements or property securing or relating to any accounts, (v) choses-in-action, claims and judgments, (vi) any return or unearned premiums, which may be due upon cancellation of any insurance policies, and (vii) all products and proceeds of any of the foregoing.

               (b) All of Obligor's present and future inventory (including but not limited to goods held for sale or lease or furnished or to be furnished under contracts for service, raw materials, work-in-process, finished goods and goods used or consumed in Obligor's business) whether owned, consigned or held on consignment, together with all merchandise, component materials, supplies, packing, packaging and shipping materials, and all returned, rejected or repossessed goods sold, consigned, leased or otherwise furnished by Obligor and all products and proceeds of any of the foregoing.

               (c) All of Obligor's present and future general intangibles (including but not limited to tax refunds and rebates, manufacturing and processing rights, designs, patent rights and applications therefor, trademarks and registration or applications therefor, tradenames, brand names, logos, inventions, copyrights and all applications and registrations therefor), licenses, permits, approvals, software and computer programs, license rights, royalties, trade secrets, methods, processes, know-how, formulas, drawings, specifications, descriptions, label designs, plans, blueprints, patterns and all memoranda, notes and records with respect to any research and development, and all income, products and proceeds of any of the foregoing, including without limitation the intellectual property described in Schedule 1.4.

               (d) All of Obligor's present and future machinery, equipment, furniture, fixtures, motor vehicles, tools, dies, jigs, molds and other articles of tangible personal property of every type together with all parts, substitutions, accretions, accessions, attachments, accessories, additions, components and replacements thereof, and all manuals of operation, maintenance or repair, and all products and proceeds of any of the foregoing.

               (e) All of Obligor's present and future general ledger sheets, files, records, customer lists, books of account, invoices, bills, certificates or documents of ownership, bills of sale, business papers, correspondence, credit files, tapes, cards, computer runs and all other data and data storage systems whether in the possession of Obligor or any service bureau.

               (f) All deposits, funds, instruments, documents, policies and evidence and certificates of insurance, securities, chattel paper and other assets of Obligor or in which Obligor has an interest and all proceeds thereof, now or at any time hereafter on deposit with or in the possession or control of Lender or owing by Lender to Obligor or in transit by mail or carrier to Lender or in the possession of any other Person acting on Lender's behalf, without regard to whether Lender received the same in pledge, for safekeeping, as agent for collection or otherwise, or whether Lender has conditionally released the same, and in all assets of Obligor in which Lender now has or may at any time hereafter obtain a lien, mortgage, or security interest for any reason.

          1.5 "DVI Indebtedness" shall mean all obligations and indebtedness of Obligor to Lender, whether now or hereafter owing or existing, including, without limitation, (a) the obligations and indebtedness of Obligor arising under the Loan Documents and those credit facilities specifically described on Schedule 1.5 attached hereto and (b) any of the foregoing that arises after the filing of a petition by or against Obligor under the U.S.
     Bankruptcy Code even if the obligations do not accrue because of the automatic stay under U.S. Bankruptcy Code ss. 362 or otherwise.

          1.6 "Event of Default"  shall include any and all events  described in
     Section 7.

          1.7 "Loan Documents" shall mean (a) that certain Second Amended and Restated Secured Promissory Note of even date herewith given by Obligor and Schick Technologies, Inc., a New York corporation ("STNY") to Lender in the original principal amount of Five Million Dollars ($5,000,000.00), (b) that certain Second Amended and Restated Promissory Note of even date herewith given by Obligor and STNY to Lender in the original principal amount of One Million Five Hundred Ninety-Six Thousand One Hundred Eighty-Nine Dollars ($1,596,189.00), (c) all documents, instruments and agreements evidencing any indebtedness of

     Obligor  (whether  arising  as a  loan,  lease  or  otherwise)  owed to DVI
     Strategic Partner Group, a division of Lender and (d) all agreements, documents and instruments collateral to any of the foregoing, together with all amendments, replacements, increases, renewals and modifications thereof or thereto, including, without limitation, this Agreement.

          1.8 Permitted Liens" shall mean the security interest and lien granted by Obligor to Greystone Funding Corporation pursuant to that certain Security Agreement dated December 27, 1999, which shall be expressly subordinate to the security interests and liens granted to Lender hereunder.

          1.9 "Person" means an individual, a corporation or a government or any agency or subdivision thereof, or any other entity.

     2. SECURITY INTEREST. Obligor grants to Lender a security interest in, and lien on, the Collateral.

     3. EFFECT OF GRANT. The security interests in and liens on the Collateral granted to Lender by Obligor hereunder shall not be rendered void by the fact that no DVI Indebtedness exists as of a particular date, but shall continue in full force and effect until all DVI Indebtedness has been paid in full, Lender has no agreement or commitment outstanding pursuant to which Lender may extend credit to or on behalf of Obligor and Lender has executed and delivered termination statements and/or releases with respect to the Collateral.

     4. OBLIGATIONS SECURED. The Collateral and the continuing security interests granted therein shall secure the DVI Indebtedness. IT IS THE EXPRESS INTENTION OF OBLIGOR THAT THE COLLATERAL SHALL SECURE ALL EXISTING AND FUTURE DVI INDEBTEDNESS.

     5. REPRESENTATIONS. Obligor hereby represents and warrants as follows, which representations and warranties shall be true and correct as of the date hereof, at the time of the creation of any DVI Indebtedness and until all DVI Indebtedness has been paid in full:

          5.1 Valid Organization, Good Standing and Qualification. Obligor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York, has full power and authority to execute, deliver and comply with the Loan Documents, and to carry on its business as it is now being conducted and is duly licensed or qualified as a foreign corporation in good standing under the laws of each other jurisdiction in which the character or location of the properties owned by it or the business transacted by it requires such licensing or qualification, except where the failure to be so licensed or qualified would not have a material adverse effect on the Collateral, assets, business, operations or financial condition of Obligor or the ability of Obligor to perform its obligations under the Loan Document.

          5.2 Title to Collateral. The Collateral is and will be owned by Obligor free and clear of all liens and other encumbrances of any kind (including liens or other encumbrances upon properties acquired or to be acquired under conditional sales agreements or other title retention devices), excepting only liens in favor of the Lender and the Permitted Liens. Obligor will defend the Collateral against any claims of all persons or entities other than the Lender.

          5.3 Due Authorization; No Legal Restrictions. The execution and delivery by Obligor of the Loan Documents, the consummation of the transactions contemplated by the Loan Documents and the fulfillment and compliance with the respective terms, conditions and provisions of the Loan
     Documents: (a) have been duly authorized by all requisite corporate action of Obligor, (b) will not conflict with or result in a breach of, or constitute a default (or might, upon the passage of time or the giving of notice or both, constitute a default) under, any of the terms, conditions or provisions of any applicable statute, law, rule, regulation or ordinance or Obligor's Certificates or Articles of Incorporation or By-Laws or any indenture, mortgage, loan or credit agreement or instrument to which Obligor is a party or by which it may be bound or affected, or any judgment or order of any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and (c) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Obligor under the terms or provisions of any such agreement or instrument, except liens in favor of Lender.

          5.4 Governmental Consents. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Obligor is required in connection with the execution, delivery or performance by Obligor of this Agreement or the consummation of the transactions contemplated hereby.

          5.5 Addresses. The portions of the Collateral which are tangible (corporeal) property and Obligor's books and records pertaining thereto will at all times be located at the addresses set forth on Schedule 5.5 attached hereto; or such other location determined by Obligor after prior notice to Lender and delivery to Lender of any items requested by Lender to maintain perfection and priority of Lender's security interests and liens and access to Obligor's books and records.

          5.6 Pending Litigation or Proceedings. Except as set forth on Schedule
     5.6 attached hereto, there are no judgments outstanding or actions, suits or proceedings pending or, to the best of Obligor's knowledge, threatened against or affecting Obligor or the Collateral, at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

          5.7 Enforceability. The Loan Documents have been duly executed by Obligor and constitute valid and binding obligations of Obligor, enforceable in accordance with their terms except as enforceability may be limited by any bankruptcy, insolvency, reorganization, moratorium or other laws or equitable principles affecting creditors' rights generally.

          5.8 Taxes. Obligor has filed all tax returns which it is required to file and has paid, or made provision for the payment of, all taxes which have or may have become due pursuant to such returns or pursuant to any assessment received by it, except such taxes (other than real estate taxes which must be paid regardless of challenge), if any, as are being contested in good faith and as to which adequate reserves have been provided. Such tax returns are complete and accurate in all respects. Obligor knows of no proposed additional assessment or basis for any assessment of additional taxes.

          5.9 Regulations. Obligor is not in violation of its Certificate or Articles of Incorporation or in default in the performance or observance of any of its obligations, covenants or conditions contained in any indenture or other agreement creating, evidencing or securing any indebtedness or pursuant to which any such indebtedness is issued and Obligor is not in violation of or in default under any other agreement or instrument or any judgment, decree, order, statute, rule or governmental regulation, applicable to it or by which its properties may be bound or affected.

          5.10 Intellectual Property. Obligor owns or possesses the irrevocable right to use all of the patents, trademarks, service marks, trade names, copyrights, licenses, franchises and permits and rights with respect to the foregoing necessary to own and operate that Obligor's properties (including the Collateral) and to carry on its business as presently conducted and presently planned to be conducted without conflict with the rights of others.

          5.11 Accuracy of Representations and Warranties. No representation or warranty by Obligor contained herein or in any certificate or other document furnished by Obligor pursuant hereto or in connection herewith fails to contain any statement of material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made. There is no fact which Obligor knows or should know and has not disclosed to Lender, which does or may materially and adversely affect Obligor, or any of its operations.

     6. COVENANTS. Obligor covenants and agrees that until the DVI Indebtedness have been paid in full, Obligor shall:

          6.1 Payment of Obligations. Pay when due all DVI Indebtedness and all other amounts payable by Obligor to Lender.

          6.2  Existence;   Approvals;   Qualification;   Business   Operations;
     Compliance with Laws.

               (a) obtain, preserve and keep in full force and effect its separate corporate existence and all rights, licenses, registrations and franchises necessary to the proper conduct of its business or affairs;

               (b) qualify and remain qualified as a foreign corporation in each jurisdiction in which the character or location of the properties owned by it or the business transacted by it requires such qualification except where the failure to obtain or maintain such qualification would not have a material adverse effect on the Collateral, assets, business, operations or financial condition of Obligor or the ability of Obligor to perform its obligations under the Loan Documents;

               (c) continue to operate its business as presently operated and will not engage in any new businesses without the prior written consent of Lender, which consent will not be unreasonably withheld; and

               (d) comply with the requirements of all applicable laws and all rules,
          regulations  (including  environmental   regulations)  and  orders  of
          regulatory agencies and authorities having jurisdiction over it.

          6.3 Disposition of Assets. Not sell, lease, transfer or otherwise dispose of all, substantially all, or any material portion of the Collateral, except for sales of inventory or obsolete equipment in the ordinary course for fair consideration.

          6.4 Liens. Not create, incur or permit to exist any mortgage, pledge, encumbrance, lien, security interest or charge of any kind (including liens or charges upon properties acquired or to be acquired under conditional sales agreements or other title retention devices) on its property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, except as permitted hereunder or under the Loan Documents.

          6.5 Maintenance of Properties. Maintain, preserve, protect and keep or cause to be maintained, preserved, protected and kept its real and personal property used or useful in the conduct of its business in good working order and condition, reasonable wear and tear excepted, and will pay and discharge when due the cost of repairs to and maintenance of the same.

          6.6 Insurance. Carry adequate insurance issued by responsible and financially sound insurers acceptable to Lender, in amounts acceptable to Lender (at least adequate to comply with any co-insurance provisions) and against all such liability and hazards as are usually carried by entities engaged in the same or a similar business similarly situated or as may be required by Lender. Obligor will carry business interruption insurance in such amounts as may be required by Lender. In the case of insurance on any of the Collateral, Obligor shall carry insurance in the full insurable value thereof and cause Lender to be named as insured mortgagee with respect to all real property, loss payee (with a lender's loss payable endorsement) with respect to all personal property, and additional insured with respect to all liability insurance, as its interests may appear with thirty (30) days' notice to be given Lender by the insurance carrier prior to cancellation or material modification of such insurance coverage.

     Obligor shall cause to be delivered to Lender the insurance policies therefor or in the alternative, evidence of insurance and at least thirty (30) business days prior to the expiration of any such insurance, additional policies or duplicates thereof or in the alternative, evidence of insurance evidencing the renewal of such insurance and payment of the premiums therefor. Obligor shall direct all insurers that in the event of any loss thereunder or the cancellation of any insurance policy, the insurers shall make payments for such loss and pay all returned or unearned premiums directly to Lender and not to Obligor and Lender jointly.

     In the event of any loss, Obligor will give Lender immediate notice thereof and Lender may make proof of loss whether the same is done by Obligor. Lender is granted a power of attorney by Obligor with full power of substitution to file any proof of loss in Obligor's or Lender's name, to endorse Obligor's name on any check, draft or other instrument evidencing insurance proceeds, and to take any action or sign any document to pursue any insurance loss claim. Such power being coupled with an interest is irrevocable.

     In the event of any loss, Lender, at its option, may (i) retain and apply all or any part of the insurance proceeds to reduce, in such order and amounts as Lender may elect the DVI Indebtedness, or (ii) disburse all or any part of such insurance proceeds to or for the benefit of Obligor for the purpose of repairing or replacing
Collateral after receiving proof satisfactory to Lender of such repair or replacement, in either case without waiving or impairing the DVI Indebtedness or any provision of this Agreement. Any deficiency thereon shall be paid by Obligor to Lender upon demand. Obligor shall not take out any insurance without having Lender named as loss payee or additional insured thereon. Obligor shall bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral.

          6.7 Additional Documents and Future Actions. At its sole cost, take such actions and provide Lender from time to time with such agreements, financing statements and additional instruments, documents or information as the Lender may in its discretion deem necessary or advisable to perfect, protect and maintain the security interests in the Collateral, to permit Lender to protect its interest in the Collateral, or to carry out the terms of the Loan Documents. Obligor hereby authorizes and appoints Lender as its attorney-in-fact, with full power of substitution, to take such actions as Lender may deem advisable to protect the Collateral and its interests thereon and its rights hereunder, to execute on Obligor's behalf and file at Obligor's expense financing statements, and amendments thereto, in those public offices deemed necessary or appropriate by Lender to establish, maintain and protect a continuously perfected security interest in the Collateral, and to execute on Obligor's behalf such other documents and notices as Lender may deem advisable to protect the Collateral and its interests therein and its rights hereunder. Such power being coupled with an interest is irrevocable. Obligor irrevocably authorizes the filing of a carbon, photographic or other copy of this Agreement, or of a financing statement, as a financing statement and agrees that such filing is sufficient as a financing statement.

          6.8 Name or Address Change. Not change its name or address except upon thirty (30) days prior written notice to Lender and delivery to Lender of any items requested by Lender to maintain perfection and priority of Lender's security interests and access to Obligor's books and records.

          6.9 Inspections. Permit officers of Lender, or such persons as any of them may designate, to visit and inspect any of the properties of Obligor, examine (either by Lender's employees or by independent accountants) any of the Collateral or other assets of Obligor, including the books of account of Obligor, and discuss the affairs, finances and accounts of Obligor with its officers and with its independent accountants, at such times as Lender may desire; provided, however, that prior to the occurrence of an Event of Default such access shall be limited to all reasonable times during regular business hours.

          6.10 Taxes; Claims for Labor and Materials. Pay or cause to be paid when due all taxes, assessments, governmental charges or levies imposed upon it or its income, profits, payroll or any property belonging to it, including without limitation all withholding taxes, and all claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon any of its properties or assets; provided that it shall not be required to pay any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings promptly initiated and diligently conducted by it, and neither execution nor foreclosure sale or similar proceedings shall have been commenced in respect thereof (or such proceedings shall have been stayed pending the disposition of such contest of validity), and it shall have set aside on its books, or at the request of Lender deposited with Lender, adequate reserves with respect thereto.

          6.11 Indebtedness. Except for existing indebtedness acceptable to Lender or to the extent permitted hereunder, Obligor will not incur, permit or suffer to exist directly or indirectly, including through guaranty obligations, any liabilities or obligations for borrowed money or capital lease obligations (except operating leases complying with FASB13) to any other person or entity other than Lender or Greystone Funding Corporation without the prior written consent of Lender.

          6.12 Requested Information. With reasonable promptness, deliver to Lender all financial information in respect of the condition, operation and affairs of Obligor and the Collateral as Lender may reasonably request from time to time.

     7. EVENTS OF DEFAULT. The occurrence of any event of default or default under any of the Loan Documents after expiration of any applicable notice and/or grace period permitted in such documents shall constitute an "Event of Default" hereunder.;

     8. REMEDIES OF LENDER.

          8.1 Remedies. At the option of the Lender, upon the occurrence of an Event of Default, or at any time thereafter:

               (a) The entire unpaid principal of the DVI Indebtedness, or any part thereof, all interest accrued thereon, all fees due hereunder and all other obligations of Obligor to Lender hereunder or under any other agreement, note or otherwise arising will become immediately due and payable without any further demand or notice;

               (b) Lender may enter the premises occupied by Obligor and take possession of the Collateral and any records relating thereto; and/or

               (c) Lender may exercise each and every right and remedy granted to it under the Loan Documents, under the Code and under any other applicable law or at equity.

          8.2 Sale or Other Disposition of Collateral. The sale, lease or other disposition of the Collateral, or any part thereof, by Lender after an Event of Default may be for cash, credit or any combination thereof, and Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the DVI Indebtedness then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. The Lender may cause the Collateral to remain on Obligor's premises or otherwise or to be removed and stored at premises owned by other persons, at Obligor's expense, pending sale or other disposition of the Collateral. Obligor, at Lender's request, shall assemble the Collateral consisting of inventory and tangible assets and make such assets available to Lender at a place to be designated by Lender. Lender shall have the right to conduct such sales on Obligor's premises, at Obligor's expense, or elsewhere, on such occasion or occasions as Lender may see fit. Any notice required to be given by Lender of a sale, lease or other disposition or other intended action by Lender with respect to any of the Collateral which is deposited in the United States mail, postage prepaid and duly addressed to Obligor at the address specified in Section 11 below, at least five (5) business days prior to such proposed action, shall constitute fair and reasonable notice to Obligor of any such action. The net proceeds realized by Lender upon any such sale or other disposition, after deduction for the expenses of retaking, holding, storing, transporting, preparing for sale, selling or otherwise disposing of the Collateral incurred by Lender in connection therewith and all other costs and expenses related thereto including attorney fees, shall be applied in such order as Lender, in its sole discretion, elects, toward satisfaction of the DVI Indebtedness. Lender shall account to Obligor for any surplus realized upon such sale or other disposition, and Obligor shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect Lender's security interest in the Collateral. Obligor agrees that Lender has no obligation to preserve rights to the Collateral against any other parties. Lender is hereby granted a license or other right to use, after an Event of Default, without charge, Obligor's labels, general intangibles, intellectual property, equipment, real estate, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any inventory or other Collateral and Obligor's rights under all contracts, licenses, leases and franchise agreements shall inure to Lender's benefit. Lender shall be under no obligation to marshall any assets in favor of Obligor or any other party or against or in payment of any or all of the DVI Indebtedness.

          8.3 Delay or Omission Not Waiver. Neither the failure nor any delay on the part of Lender to exercise any right, remedy, power or privilege under the Loan Documents upon the occurrence of any Event of Default or otherwise shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No waiver of any Event of Default shall affect any later Event of Default or shall impair any rights of Lender. No single, partial or full exercise of any rights, remedies, powers and privileges by the Lender shall preclude further or other exercise thereof. No course of dealing between Lender and Obligor shall operate as or be deemed to constitute a waiver of Lender's rights under the Loan Documents or affect the duties or obligations of Obligor.

          8.4 Remedies Cumulative; Consents. The rights, remedies, powers and privileges provided for herein shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, remedies, powers and privileges in Lender's favor at law or in equity. Whenever the Lender's consent or approval is required or permitted, such consent or approval shall be at the sole and absolute discretion of Lender.

     9. CERTAIN FEES, COSTS, EXPENSES AND EXPENDITURES. Obligor agrees to pay within thirty (30) days of demand all costs and expenses of Lender, including without limitation:

          9.1 All costs and expenses in connection with any amendments, extensions and increases to the Loan Documents (including, without limitation, attorney's fees and expenses, and the cost of appraisals and reappraisals of Collateral), and the cost of periodic lien searches and tax clearance certificates, as Lender deems advisable;

          9.2 All Lender's, costs and expenses in connection with the enforcement, protection and preservation of the Lender's rights or remedies under the Loan Documents, or any other agreement relating to any Obligations, or in connection with legal advice relating to the rights or responsibilities of Lender (including without limitation court costs, reasonable attorney's fees and expenses of accountants and appraisers); and

          9.3 Any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of the Loan Documents, and all liabilities to which Lender may become subject as the result of delay in paying or omission to pay such taxes.

     In the event Obligor shall fail to pay taxes, insurance, assessments, costs or expenses which it is required to pay hereunder, or fails to keep the Collateral free from security interests or lien (except as expressly permitted herein), or fails to maintain or repair the Collateral as required hereby, or otherwise breaches any obligations under the Loan Documents, Lender in its discretion, may make expenditures for such purposes and the amount so expended (including reasonable attorney's fees and expenses, filing fees and other charges) shall be payable by Obligor on demand and shall constitute part of the DVI Indebtedness.

     In the event any action at law or in equity in connection with the Loan Documents, the DVI Indebtedness or matters collateral thereto is terminated adverse to Obligor, Obligor will pay all reasonable attorneys' fees and legal costs incurred by Lender in connection with such actions.

     With respect to any amount required to be paid by Obligor under this Section, in the event Obligor fails to pay such amount on demand, Obligor shall also pay to Lender interest thereon at the Default Rate (as defined in the Loan Documents). Obligor's obligations under this Section shall survive termination of this Agreement.

     10. TIME IS OF THE ESSENCE. Time is of the essence in Obligor's performance of its obligations under the Loan Documents.

     11. COMMUNICATIONS AND NOTICES. All notices, requests and other communications made or given in connection with this Agreement shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally to the individual, division or department to whose attention notices to a party are to be addressed, or by private carrier, telecopy (with original forwarded by first class mail), or registered or certified mail, return receipt requested, in all cases with postage prepaid, addressed as follows, until some other address (or individual, division or department for attention) shall have been designated by notice given by one party to the other:

     To Obligor:

                  Schick Technologies, Inc.
                  31-00 47th Avenue
                  Long Island City, NY  11101
                  Attention:  President
                  Telecopier No.:  718-937-5962

     To Lender:

                  DVI Strategic Partner Group
                  707 Skokie Boulevard
                  Northbrook, IL  60062
                  Attention:  Chief Operating Officer
                  Telecopier No.:  847-564-2965

     With a copy to:

                  DVI, Inc.
                  500 Hyde Park
                  Doylestown, PA  18901
                  Attention:  Legal Department
                  Telecopier No.:  215-345-7759

     or after August 1, 2000

                  DVI, Inc.
                  2500 York Road
                  Jamison, PA  18929
                  Attention:  Legal Department
                  Telecopier No.:  (215) 488-5010

     12. LIMITATION ON LIABILITY. Obligor shall be responsible for and Lender is hereby released from any claim or liability in connection with: (a) safekeeping any Collateral; (b) any loss or damage to any Collateral; (c) any diminution in value of the Collateral; or (d) any act or default of another person or entity.

     Lender shall only be liable for any act or omission on its part constituting willful misconduct. In the event that Lender breaches its required standard of conduct, Obligor agrees that its liability shall be only for direct damages suffered and shall not extend to consequential or incidental damages. In the event Obligor brings suit against Lender in connection with the transactions contemplated hereunder and Lender is found not to be liable, Obligor will indemnify and hold Lender harmless from all costs and expenses, including attorney's fees, incurred by Lender in connection with such suit.

     13. WAIVERS. In connection with any proceedings hereunder or in connection with any of the DVI Indebtedness, including without limitation any action by Lender in replevin, foreclosure or other court process or in connection with any other action related to the DVI Indebtedness or the transactions contemplated hereunder, each Obligor waives:

          13.1  all  procedural  errors,   defects  and  imperfections  in  such
     proceedings;

          13.2 all benefits under any present or future laws exempting any property, real or personal, or any part of any proceeds thereof from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered in connection with the DVI Indebtedness or in any replevin or foreclosure proceeding, or otherwise providing for any valuation, appraisal or exemption;

          13.3 all rights to inquisition on any real estate, which real estate may be levied upon pursuant to a judgment obtained in connection with any of the DVI Indebtedness and sold upon any writ of execution issued thereon in whole or in part, in any order desired by Lender;

          13.4 presentment for payment, demand, notice of demand, notice of non-payment, protest and notice of protest of any of the DVI Indebtedness;

          13.5 any requirement for bonds, security or sureties required by statute, court rule or otherwise; and

          13.6 any demand for possession of Collateral prior to commencement of any suit.

     14. JURISDICTION. Obligor hereby consents to the jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and irrevocably agrees that, subject to the Lender's election, all actions or proceedings relating to the Loan Documents or the transactions contemplated hereunder may be litigated in such courts, and Obligor waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by mail or messenger directed to it at the address set forth in Section 11. Nothing contained in this Section 14 shall affect the right of Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any action or proceeding against Obligor or its property in the courts of any other jurisdiction.

     15. MISCELLANEOUS PROVISIONS.

          15.1 Severability. The provisions of this Agreement and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

          15.2 Headings. The headings of the Articles, Sections, paragraphs and clauses of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this

     Agreement.

          15.3 Binding Effect. This Agreement and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

          15.4 Amendment. No modification of this Agreement or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

          15.5 Governing Law. This Agreement has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth (without giving effect to any principles of conflicts of law).

          15.6 No Third Party Beneficiaries. The rights and benefits of this Agreement and the Loan Documents shall not inure to the benefit of any third party.

          15.7 Exhibits and Schedules. All exhibits and schedules attached hereto are hereby made a part of this Agreement.

          15.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          15.9 No Joint Venture. Nothing contained herein is intended to permit or authorize Obligor to make any contract on behalf of Lender, nor shall this Agreement be construed as creating a partnership, joint venture or making Lender an investor in Obligor.

          15.10 Filing of Financing Statements. Copies or reproductions of this Agreement or of any financing statement may be filed as a financing statement.

          15.11 Waiver of Right to Trial by Jury. OBLIGOR AND LENDER WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF OBLIGOR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. OBLIGOR AND LENDER AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF OBLIGOR AND LENDER TO THE WAIVER OF THEIR RIGHT TO

     TRIAL BY JURY.

     IN WITNESS WHEREOF, the undersigned has executed this Security Agreement on the date first above written.

                               SCHICK TECHNOLOGIES, INC., a Delaware corporation

                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

     Lender hereby joins in this Agreement for the sole purpose of ratifying and confirming its consent to the provisions contained in Section 15.11 above.

                               DVI FINANCIAL SERVICES INC.

                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                              INTELLECTUAL PROPERTY

Patent No.                     Title

5,434,418          INTRA-ORAL SENSOR FOR COMPUTER AIDED RADIOGRAPHY

5,834,782          LARGE AREA IMAGE DIRECTOR

5,852,647          MATERIAL SUPPLYING APPARATUS

5,898,753          APPARATUS  FOR  MEASURING  BONE  DENSITY  USING  ACTIVE
                   PIXEL SENSORS

5,908,294          DENTAL IMAGING SYSTEM WITH LAMPS AND METHOD

5,912,942          X-RAY DETECTION SYSTEM USING PIXEL SENSORS

4,160,997                  INTRAORAL FLUOROSCOPE

Mark                       Reg/App. No.              Owner/Assignee
----                       ------------              --------------

SPACEMAKER                 836,018                   Schick X-Ray Corporation
MARKSMAN                   1,002,697                 Schick X-Ray Corporation
INTREX                     1,275,980                 Schick X-Ray Corporation
CDRCAM                     2,173,892                 Schick Technologies, Inc.
CDR                        2,175,448                 Schick Technologies, Inc.
CDRCAM (Stylized)          2,194,223                 Schick Technologies, Inc.
QUICKZOOM                  2,243,409                 Schick Technologies, Inc.
QUICKZOOM (Stylized)       2,243,412                 Schick Technologies, Inc.
ACCUDEXA                   2,229,546                 Schick Technologies, Inc.
CDRPAN                     75-55-8,970               Schick Technologies, Inc.
CDR DISCOVERY              75-589,544                Schick X-Ray Corporation


                                  SCHEDULE 1.4

                                       TO

                               SECURITY AGREEMENT

                         NAMES AND ADDRESSES OF OBLIGOR


Names of Obligor
----------------

     Schick Technologies, Inc., a Delaware corporation

Addresses of Obligor
--------------------

     31-00 47th Avenue
     Long Island City, NY  11101




                                  SCHEDULE 5.5

                                       TO

                               SECURITY AGREEMENT

                        PENDING AND THREATENED LITIGATION






                                  SCHEDULE 5.6

                                       TO

                               SECURITY AGREEMENT